Related Parties	12 Months Ended
Dec. 31, 2023
Related Parties [Abstract]
Related Parties

Note 11 — Related Parties

During the year ended December 31, 2023, the Group made a repayment to a director in the amount of approximately $128,000. During the year ended December 31, 2022, no advances were received or repaid from/to the individual shareholder. As of December 31, 2023, due from directors in an amount of approximately $15,000 was included in the line item “prepaid, deposits and other” in the consolidated balance sheets, and was fully collected subsequently.

As of December 31, 2023 and 2022, LML recorded payable to DAWA for research and development expenses in the amount of approximately $838,000 each. The amount was included in the line item “accrued expenses and other payables” in the consolidated balance sheets.